UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811-22585

Tortoise Pipeline & Energy Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Diane Bono
P. Bradley Adams
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: February 28, 2019

Tortoise Pipeline & Energy Fund, Inc.
Schedule of Investments (unaudited)
February 28, 2019

	Shares	Fair Value
Common Stock — 99.9%(1)
Marine Transportation — 1.5%(1)
Monaco — 1.5%(1)
GasLog Partners LP	111,052	$2,454,249
Crude Oil Pipelines — 40.1%(1)
Canada — 24.6%(1)
Gibson Energy Inc	188,122	3,043,518
Enbridge Inc.	629,779	23,295,526
Inter Pipeline Ltd.	434,018	6,978,852
Pembina Pipeline Corporation	187,888	6,876,163
United States — 15.5%(1)
Plains GP Holdings, L.P.	827,799	19,196,659
SemGroup Corporation	382,241	6,016,473
		65,407,191
Natural Gas Gathering/Processing — 19.1%(1)
United States — 19.1%(1)
EnLink Midstream, LLC	818,478	9,126,028
Targa Resources Corp.	280,249	11,277,220
The Williams Companies, Inc.	402,880	10,752,867
		31,156,115
Natural Gas/Natural Gas Liquids Pipelines — 28.4%(1)
Canada — 3.8%(1)
TransCanada Corporation	137,605	6,153,696
United States — 24.6%(1)
Equitrans Midstream Corporation	269,856	4,760,260
ONEOK, Inc.	316,118	20,313,743
Tallgrass Energy LP	670,935	15,183,259
		46,410,958
Oil and Gas Production — 10.8%(1)
United States — 10.8%(1)
Anadarko Petroleum Corporation(2)	17,700	769,950
Antero Resources Corporation(2)(3)	51,800	448,588
Cabot Oil & Gas Corporation(2)	38,300	942,946
Carrizo Oil & Gas, Inc.(2)(3)	18,300	200,934
Cimarex Energy Co.(2)	14,400	1,035,504
Concho Resources Inc.(2)(3)	15,700	1,727,000
Continental Resources, Inc.(2)(3)	17,700	789,597
Diamondback Energy, Inc.(2)	6,000	617,580
Encana Corporation(2)	76,950	557,888
EOG Resources, Inc.(2)	18,700	1,757,800
EQT Corporation(2)	30,700	556,284
Laredo Petroleum, Inc.(2)(3)	64,600	221,578
Noble Energy, Inc.(2)	28,700	635,705
Parsley Energy, Inc.(2)(3)	22,600	409,964
PDC Energy, Inc.(2)(3)	7,900	292,853
Pioneer Natural Resources Company(2)	6,100	859,795
Range Resources Corporation(2)	64,000	684,800
Viper Energy Partners LP(2)	101,400	3,337,074
WPX Energy, Inc.(2)(3)	149,900	1,849,766
		17,695,606
Total Common Stock
(Cost $185,645,182)		163,124,119

Master Limited Partnerships — 34.0%(1)
Crude Oil Pipelines — 4.5%(1)
United States — 4.5%(1)
Andeavor Logistics LP	58,053	2,042,305
BP Midstream Partners LP	33,891	555,473
Genesis Energy L.P.	46,531	1,002,743
PBF Logistics LP	62,131	1,356,941
Shell Midstream Partners, L.P.	132,089	2,361,751
		7,319,213
Natural Gas/Natural Gas Liquids Pipelines — 11.5%(1)
United States — 11.5%(1)
Energy Transfer LP	958,092	14,170,186
Enterprise Products Partners L.P.	145,209	4,015,029
EQM Midstream Partners, LP	16,045	623,669
		18,808,884
Natural Gas Gathering/Processing — 2.3%(1)
United States — 2.3%(1)
CNX Midstream Partners LP	60,605	939,984
DCP Midstream, LP	6,327	203,919
Western Midstream Partners, LP	77,060	2,578,420
		3,722,323
Refined Product Pipelines — 15.7%(1)
United States — 15.7%(1)
Buckeye Partners, L.P.	130,111	4,095,894
Holly Energy Partners, L.P.	168,476	4,914,445
Magellan Midstream Partners, L.P.	35,211	2,143,294
MPLX LP	245,647	8,145,655
NuStar Energy L.P.	135,021	3,498,394
Phillips 66 Partners LP	56,933	2,793,133
		25,590,815
Total Master Limited Partnerships
(Cost $56,880,317)		55,441,235

	Shares	Fair Value
Preferred Stock — 4.7%(1)
Crude Oil Pipelines — 1.4%(1)
United States — 1.4%(1)
SemGroup Corporation., 7.000%(4)(5)(6)	2,877	$2,340,895
Natural Gas Gathering/Processing — 1.5%(1)
United States — 1.5%(1)
Targa Resources Corp., 9.500%(4)(5)	2,108	2,439,708
Power — 1.8%(1)
United States — 1.8%(1)
Sempra Energy, 6.000%, 01/15/2021	28,811	2,988,277
Total Preferred Stock
(Cost $7,463,902)		7,768,880

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
2.30%(7) (Cost $225,157)	225,157	225,157
Total Investments — 138.7%(1)
(Cost $250,214,558)		226,559,391
Total Value of Options Written
(Premiums received $384,369)(8) — (0.1)%(1)		(121,046)
Other Assets and Liabilities — (0.8)%(1)		(1,325,450)
Credit Facility Borrowings — (7.2)%(1)		(11,800,000)
Senior Notes — (20.8)%(1)		(34,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (9.8)%(1)		(16,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$163,312,895

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Restricted securities have a total fair value of $4,780,603, which represents 2.9% of net assets.
(5)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments.
(6)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is added to the liquidation preference of the preferred stock.
(7)	Rate indicated is the current yield as of February 28, 2019.
(8)	See Schedule of Options Written.

Schedule of Options Written (unaudited)
February 28, 2019

Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Anadarko Petroleum Corporation	March 2019	$46.00	177	$814,200	$(5,841)
Antero Resources Corporation	March 2019	9.80	518	507,640	(850)
Cabot Oil & Gas Corporation	March 2019	26.00	383	995,800	(5,745)
Carrizo Oil & Gas, Inc.	March 2019	13.15	183	240,645	(459)
Cimarex Energy Co.	March 2019	80.00	144	1,152,000	(2,160)
Concho Resources Inc.	March 2019	125.00	157	1,962,500	(2,355)
Continental Resources, Inc.	March 2019	49.00	177	867,300	(2,655)
Diamondback Energy, Inc.	March 2019	110.00	60	660,000	(3,300)
EOG Resources, Inc.	March 2019	105.00	187	1,963,500	(1,870)
Encana Corporation	March 2019	7.25	769	557,525	(20,694)
EQT Corporation	March 2019	20.00	307	614,000	(4,298)
Laredo Petroleum, Inc.	March 2019	3.81	646	246,126	(1,019)
Noble Energy, Inc.	March 2019	23.50	287	674,450	(5,870)
Parsley Energy, Inc.	March 2019	19.70	226	445,220	(3,322)
PDC Energy, Inc.	March 2019	40.00	79	316,000	(2,765)
Pioneer Natural Resources Company	March 2019	155.00	61	945,500	(1,525)
Range Resources Corporation	March 2019	11.00	637	700,700	(15,925)
Viper Energy Partners LP	March 2019	35.00	708	2,478,000	(14,160)
WPX Energy, Inc.	March 2019	13.00	1,499	1,948,700	(26,233)
Total Value of Call Options Written (Premiums received $384,369)				$18,089,806	$(121,046)

Various inputs are used in determining the fair value of the Company’s investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of February 28, 2019. These assets and liabilities are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$163,124,119	$—	$—	$163,124,119
Master Limited Partnerships(a)	55,441,235	—	—	55,441,235
Preferred Stock(a)	2,988,277	—	4,780,603	7,768,880
Short-Term Investment(b)	225,157	—	—	225,157
Total Assets	$221,778,788	$—	$4,780,603	$226,559,391

Liabilities
Written Call Options	$88,832	$32,214	$—	$121,046

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers to or from level 3 during the period ended February 28, 2019.

Security Valuation
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Company primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Company’s own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Company’s own data. The Company’s own data is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the most recent high bid and most recent low ask prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended February 28, 2019:

Preferred Stock
Balance — beginning of period	$4,909,451
Purchases	—
Return of capital	(35,279)
Sales	—
Total realized gain/loss	—
Change in unrealized gain/loss	(93,569)
Balance — end of period	$4,780,603

Change in unrealized gain/loss on
investments still held at February 28, 2019	$(93,569)

Certain of the Company’s investments are restricted and are valued as determined in accordance with fair value procedures. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at February 28, 2019.

						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
SemGroup Corporation,
7.000%	Preferred Stock	2,877	01/19/18	$2,877,000	$2,340,895	1.4%
Targa Resources Corp.,
9.500%	Preferred Stock	2,108	03/16/16	1,866,506	2,439,708	1.5
				$4,743,506	$4,780,603	2.9%

Item 2. Controls and Procedures.

The registrant’s Chief Executive Officer, Principal Financial Officer and Treasurer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 26, 2019

Tortoise Pipeline & Energy Fund, Inc.

By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: April 26, 2019

Tortoise Pipeline & Energy Fund, Inc.

By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer